Exhibit 10.2

AMENDMENT

TO

SECURED PROMISSORY NOTE

THIS AMENDMENT TO SECURED PROMISSORY NOTE (“Amendment”) dated as of October 29, 2021, is to become affixed to, modify and become a part of that certain Secured Promissory Note in the original principal amount of $610,000.00 issued effective August 31, 2020, which promissory note (hereinafter referred to as the “Note”) was made and executed by Spine Injury Solutions, Inc., a Delaware corporation (the “Company”), and payable to the order of Peter Dalrymple (the “Holder”), which Note is due and payable on August 31, 2021 (“Maturity Date”).

WHEREAS, the principal amount of the Note was $430,000 at September 30, 2021; and

WHEREAS, the Holder and the Company desire to amend the Note to extend the Maturity Date; and

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    The introductory paragraph of the Note is amended to redefine the Maturity Date as June 30, 2022.

2.    All terms and conditions of the Note shall, except as amended and modified by this Amendment, will remain in full force and effect and all rights, duties, obligations and responsibilities of the Company and the Holder shall be governed and determined by the Note as the same has been amended and modified by this Amendment.

3.    THIS AMENDMENT IS TO BE CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS.

4.    This Amendment shall be of no force and effect until receipt and execution of it by the Company and the Holder. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature or by e-mail delivery of a “.pdf” format data file signature of any of the parties, each of which shall be deemed an original for all purposes.

[Signature page follows.]

Amendment to Secured Promissory Note – Page 1

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment to the Note as of the date first written above.

COMPANY:

SPINE INJURY SOLUTIONS, INC.

By: /s/ William F. Donovan

William F. Donovan, President/CEO

HOLDER:

 /s/ Peter Dalrymple

Peter Dalrymple

Amendment to Secured Promissory Note – Page 2